UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2008

CABELA’S INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware	1-32227	20-0486586
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Cabela Drive, Sidney, Nebraska	69160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (308) 254-5505

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

On January 16, 2008, Cabela’s Incorporated and certain of its subsidiaries (collectively, the “Company”) issued and sold $57 million aggregate principal amount of 7.2% senior unsecured notes in a private placement to qualified institutional buyers pursuant to the Second Supplement (the “Second Supplement”) to the Note Purchase Agreements dated as February 27, 2006, among the Company and various purchasers party thereto (the “2006 Note Agreements”).  The notes have a final maturity of ten years and an average life of seven years.  The Second Supplement and the 2006 Note Agreements contain customary default provisions, as well as certain restrictive covenants, including limitations on indebtedness and financial covenants relating to net worth and fixed charges.  The Company intends to use the proceeds from the offering to pay down existing debt and for general corporate purposes.  The foregoing description of the 7.2% senior unsecured notes, the Second Supplement, and the 2006 Note Agreements does not purport to be complete and is qualified in its entirety by reference to the Form of 7.2% Senior Note, Series 2008-A, due January 16, 2018, the Second Supplement, and the 2006 Note Agreements, copies of which are filed as Exhibits 4.1, 4.2, and 4.3 hereto, respectively, and incorporated herein by reference.  The Company’s press release announcing the closing of the note offering is attached hereto as Exhibit 99 and incorporated herein by reference.

Certain of the parties to the Second Supplement and the 2006 Note Agreements, or their respective affiliates, have provided, currently provide, and/or may in the future provide investment banking, commercial banking, and/or other services to the Company and its subsidiaries.  Customary fees have been, or may in the future be, paid for these services.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	4.1	Form of 7.2% Senior Note, Series 2008-A, due January 16, 2018

	4.2	Second Supplement to Note Purchase Agreements dated as February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

4.3
Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto (incorporated by reference from Exhibit 4.2 of Cabela’s Incorporated’s Current Report on Form 8-K, filed on March 3, 2006, File No. 001-32227)

	99	Press release dated January 17, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

Dated: January 18, 2008	By:	/s/ Ralph W. Castner
Ralph W. Castner Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

4.1	Form of 7.2% Senior Note, Series 2008-A, due January 16, 2018

4.2	Second Supplement to Note Purchase Agreements dated as February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto

4.3
Note Purchase Agreements dated as of February 27, 2006, among Cabela’s Incorporated and various purchasers party thereto (incorporated by reference from Exhibit 4.2 of Cabela’s Incorporated’s Current Report on Form 8-K, filed on March 3, 2006, File No. 001-32227)

99	Press release dated January 17, 2008